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                                                                    Exhibit 10.7

                                     [LOGO]

                              Dr. Amnon Mandelbaum
                                Managing Director
                               Investment Banking
                Telephone (212) 421-1616 Facsimile (212) 750-7277



Mr. James A. Wylie, President & CEO Diomed Holdings, Inc. One Dundee Park, PO Box 97
Andover, MA  01810

RE: Amendment #2 ("Amendment") to the Financial Advisory and Investment Banking Agreement ("Agreement") between Sunrise Securities Corp. ("Sunrise") and Diomed Holdings, Inc. ("Company") dated April 11, 2003, as previously amended.

Dear Jim:

This Amendment to the Agreement between Sunrise and the Company dated as of September 2, 2003, is to amend our existing Agreement and to confirm our discussions and understandings regarding the receipt of our Financing Fees in stock rather than cash upon the closing of the Financing. Capitalized terms used in this Amendment which are not defined herein shall have the meanings ascribed to such terms in the Agreement or in the draft Securities Purchase Agreement, dated as of August 8, 2003, pursuant to which the Company currently proposes to issue secured bridge notes and shares of Common Stock, as the same may hereafter be revised, supplemented or amended (the "Proposed Financing").

1.       Financing Fees: The Company and Sunrise hereby agree as follows:

         (a) At Tranche I Closing, Sunrise and/or its designees shall receive secured bridge notes (substantially the same as those issued to the investors in the Proposed Financing) (the "Notes") and warrants to purchase shares of Common Stock (the "Warrants"), in each case, based on the total funds to be received by the Company in the Proposed Financing (other than funds raised from Special Parties), including funds received by the Company at the Tranche I Closing and all funds then remaining in escrow, and the value of Sunrise's Financing Fees as though the amount of cash to which Sunrise would have been entitled (but for this Amendment) was reinvested in the Company.


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         (b)      At the Tranche I Closing,  Sunrise and/or its designees  shall receive such aggregate principal amount of Notes and Warrants as is set forth in the table below.

         (c) All Warrants shall be exercisable for five years from the date of receipt of the approval of the Company's stockholders of the Proposed Financing and are not exercisable until such approval is obtained. The Warrants shall be substantially in the form annexed hereto as Exhibit A.

                --------------------------------------------- ---------------
                Aggregate Principal Amount of Notes                 $495,000
                --------------------------------------------- ---------------
                Warrants (exercise price of $.001)                15,035,625
                --------------------------------------------- ---------------
                Warrants (exercise price of $.08)                  6,187,500
                --------------------------------------------- ---------------
                Warrants (exercise price of $.10)                 14,850,000
                --------------------------------------------- ---------------

              The table above assumes that $18 million is raised in Tranche I and Tranche II (and is raised other than from Special Parties) and is in escrow as of the Tranche I Closing. If the total amount raised in Tranche I and Tranche II is less than $18 million, the numbers above will be adjusted downward.

              If the total amount raised in Tranche I and Tranche II is greater than $18 million, then Sunrise and/or its designees will receive Warrants in respect of the total funds in excess thereof (i.e., the difference between the total amount raised and $18 million) as set forth in the table below. The table below assumes that $2 million is raised in Tranche I and Tranche II in excess of the $18 million, or a total of $20 million (and is raised from other than Special Parties) and is in escrow as of the Tranche I Closing. If the total amount raised in excess of $18 million is less or more than $2 million, then the numbers below will be adjusted downward or upward, accordingly.

                -------------------------------------------- ---------------
                Warrants (exercise price of $.001)                2,784,375
                -------------------------------------------- ---------------
                Warrants (exercise price of $.08)                 2,750,000
                -------------------------------------------- ---------------

              In addition to the Notes and Warrants described above, Sunrise and/or its designees shall be entitled to receive Late Filing Payments and Late Effective Payments (as such terms are defined and used in the Investors' Rights Agreement relating to the Proposed Financing) based on the number of shares of Common Stock underlying the Notes and the Warrants which are exercisable at $.001.

              The Company acknowledges that Sunrise intends to allocate a substantial portion of the Notes and/or Warrants which are issued to Sunrise and/or its designees to its employees and/or selected broker dealers. The Company agrees that it shall promptly (and in any event, within five business days), without charge to the transferring holder or transferee, upon request by any transferor for such transfer and upon receipt of Notes and/or Warrant certificates representing the subject securities, properly endorsed for transfer, issue new Notes and/or Warrant certificates in such denominations and to such designated transferees as shall be requested.

              For the avoidance of doubt, none of the Notes or Warrants (or any shares of Common Stock issued upon conversion of the Notes or exercise of the Warrants) to be issued hereunder shall be eligible for participation in the rights offering that the Company proposes to make following the Tranche II Closing.

No provision of this Amendment may be amended, modified or waived, except in a writing signed by all of the parties hereto.

This Amendment may be executed in any number of counterparts, each of which together shall constitute one and the same original document. This Amendment may be executed and delivered by exchange of facsimile copies showing the parties' signatures, and those signatures need not be affixed to the same copy. The facsimile copies showing the signatures of the parties will constitute originally signed copies of the same Amendment requiring no further execution.

This Amendment shall be construed in accordance with and governed by the laws of the State of New York, without giving effect to its conflict of law principles.

Except as modified by this Amendment, the Agreement shall continue in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.

DIOMED HOLDINGS, INC.                            SUNRISE SECURITIES CORP.
By Its Authorized Signatory:                     By Its Authorized Signatory:


By: /s/  JAMES A. WYLIE, JR.                    By: /s/  NATHAN LOW
    --------------------------------                ----------------------------


Dated:  September 3, 2003                       Dated: September 3, 2003
      ------------------------------                   -------------------------




                                       3
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                                    Exhibit A

                           [Form of Warrant to Follow]

         THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) AN EXEMPTION FROM REGISTRATION, OR (iii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES).

         THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THE ATTACHED WARRANT CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE TERMS PROVIDED HEREIN.

                             STOCK PURCHASE WARRANT


Date of Issuance: [September 2, 2003]/1/                Certificate No. W-__

FOR VALUE RECEIVED, Diomed Holdings, Inc., a Delaware corporation, located at One Dundee Park, Andover, MA, 01810 (the "Company"), hereby grants to [ ] or its registered assigns (the "Registered Holder") the right to purchase from the Company up to [ ] shares of the Company's Common Stock (as adjusted from time to time hereunder) at a price per share of Common Stock equal to [$ ] (as adjusted from time to time hereunder, the "Exercise Price"). Certain capitalized terms used herein are defined in Section 5 hereof. The amount and kind of securities obtainable pursuant to the rights granted hereunder and the purchase price for such securities are subject to adjustment pursuant to the provisions contained in this Warrant.

                  This Warrant is subject to the following provisions:

         Section 1.  Exercise of Warrant.

                  1.1. Exercise Period. The Registered Holder may exercise, in whole or in part, the purchase rights represented by this Warrant at any time and from time to time after the Necessary Approval Date to and including 5:00 p.m., New York time, on the fifth anniversary thereof or, if such day is not a Business Day, on the next preceding Business Day (the "Exercise Period"). The Company shall give the Registered Holder written notice of the expiration of the rights hereunder at least thirty (30) days but not more than ninety (90) days prior to the end of the Exercise Period.

--------
1 Such date to be the date of the Tranche I closing.

                  1.2. Exercise Procedure.

                            (a)  This  Warrant  shall  be  deemed  to have  been
exercised when the Company has received all of the following items (the "Exercise Time"):

                                    (i)  a  completed  Exercise  Agreement,   as
         described in paragraph 1.3 below, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

                                    (ii)    this Warrant;

                                    (iii) if this Warrant is not  registered  in
         the name of the Purchaser, an Assignment or Assignments evidencing the assignment of this Warrant to the Purchaser, in which case the Registered Holder shall have complied with the provisions set forth in
         Section 7 hereof; and

                                    (iv)  either  (1) a  check  payable  to  the
         Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise (the "Aggregate Exercise Price"), (2) the surrender to the Company of debt or equity securities of the Company having a Fair Market Value equal to the Aggregate Exercise Price of the Common Stock being purchased upon such exercise (provided, that for purposes of this subparagraph, the Fair Market Value of any note or other debt security or any preferred stock shall be deemed to be equal to the aggregate outstanding principal amount or liquidation value thereof plus all accrued and unpaid interest thereon or accrued or declared and unpaid dividends thereon) or (3) a written notice to the Company that the Purchaser is exercising the Warrant (or a portion thereof) on a "cashless" basis in exchange for that number of shares of Common Stock equal to the product of (x) the number of shares as to which such Warrants are being exercised multiplied by (y) a fraction, the numerator of which is the Fair Market Value (as hereinafter defined) of the Common Stock less the Exercise Price and the denominator of which is such Fair Market Value. Solely for the purposes of this Section 1.2(a)(iv), Fair Market Value shall be calculated either (i) on the trading date immediately preceding the date on which the Form of Election to Purchase annexed to such Warrant Certificate as to such exercise is deemed to have been sent to the Company pursuant to Section 10 hereof (the "Notice Date"), (ii) as the average of the Fair Market Values for each of the twenty trading days preceding the date that is two trading days prior to the Notice Date, or (iii) on the date of issuance of this Warrant, whichever results in a higher Fair Market Value.

                    (b) Certificates for shares of Common Stock purchased upon exercise of this Warrant shall be delivered by the Company to the Purchaser within three (3) Business Days after the date of the Exercise Time. Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company shall prepare a new Warrant, substantially identical hereto, representing the rights formerly represented by this Warrant which have not expired or been exercised and shall within such three-day period, deliver such new Warrant to the Person designated for delivery in the Exercise Agreement.

                    (c) The Common Stock issuable upon the exercise of this Warrant shall be deemed to have been issued to the Purchaser at the Exercise Time, and the Purchaser shall be deemed for all purposes to have become the record holder of such Common Stock at the Exercise Time.

                    (d) The issuance of certificates for shares of Common Stock upon exercise of this Warrant shall be made without charge to the Registered Holder or the Purchaser for any issuance tax in respect thereof or other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock. Each share of Common Stock issuable upon exercise of this Warrant shall upon payment of the Exercise Price therefor, be fully paid and nonassessable and free from all liens and charges with respect to the issuance thereof.

                    (e) The Company shall not close its books against the transfer of this Warrant or of any share of Common Stock issued or issuable upon the exercise of this Warrant in any manner which interferes with the timely exercise of this Warrant. The Company shall from time to time take all such action as may be necessary to assure that the par value per share of the unissued Common Stock acquirable upon exercise of this Warrant is at all times equal to or less than the Exercise Price then in effect.

                    (f) The Company shall assist and cooperate with any Registered Holder or Purchaser required to make any governmental filings or obtain any governmental approvals prior to or in connection with any exercise of this Warrant (including, without limitation, making any filings required to be made by the Company).

                    (g) Notwithstanding any other provision hereof, if an exercise of all or any portion of this Warrant is to be made in connection with a registered public offering, a sale of the Company or any transaction or event, including a Qualified Public Offering, such exercise may, at the election of the Registered Holder, be conditioned upon the consummation of such transaction or event in which case such exercise shall not be deemed to be effective until the consummation of such transaction or event.

                    (h) The Company shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of issuance upon the exercise of the Warrants, such number of shares of Common Stock as are issuable upon the exercise of all outstanding Warrants. All shares of Common Stock which are so issuable shall, when issued, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges. The Company shall take all such actions as may be necessary to assure that all such shares of Common Stock may be so issued without violation of any applicable law or governmental regulation or any requirements of any domestic securities exchange upon which shares of Common Stock may be listed (except for official notice of issuance which shall be immediately delivered by the Company upon each such issuance). The Company shall not take any action which would cause the number of authorized but unissued shares of Common Stock to be less than the number of such shares required to be reserved hereunder for issuance upon exercise of the Warrants. The Company will use its best efforts to cause the shares of Common Stock, immediately upon such exercise, to be listed on any domestic securities exchange upon which shares of Common Stock or other securities constituting such shares of Common Stock are listed at the time of such exercise.

                  1.3. Exercise Agreement. Upon any exercise of this Warrant, the Exercise Agreement shall be substantially in the form set forth in either
Exhibit I or Exhibit II attached hereto, except that if the shares of Common Stock are not to be issued in the name of the Person in whose name this Warrant is registered, the Exercise Agreement shall also state the name of the Person to whom the certificates for the shares of Common Stock are to be issued, and if the number of shares of Common Stock to be issued does not include all the shares of Common Stock purchasable hereunder, it shall also state the name of the Person to whom a new Warrant for the unexercised portion of the rights hereunder is to be delivered. Such Exercise Agreement shall be dated the actual date of execution thereof.

                  1.4. Fractional Shares. If the Common Stock is listed on any securities exchange or quoted on the Nasdaq Stock Market System or the over-the-counter market and a fractional share of Common Stock would, but for the provisions of this paragraph 1.4, be issuable upon exercise of the rights represented by this Warrant, the Company shall, within five (5) Business Days after the date of the Exercise Time, deliver to the Purchaser a check payable to the Purchaser in lieu of such fractional share in an amount equal to the difference between Fair Market Value of such fractional share as of the date of the Exercise Time and the Exercise Price of such fractional share.

         Section 2. Adjustment of Exercise Price and Number of Shares of Common Stock. In order to prevent dilution of the rights granted under this Warrant and grant the Registered Holder hereof certain additional rights, the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant shall be subject to adjustment from time to time as provided in this
Section 2.

                  2.1. Computation of Adjusted Exercise Price. Except as hereinafter provided and subject to Section 2.6 hereof, in case the Company shall at any time after the date hereof issue or sell any shares of Common Stock or Common Stock Equivalents for a consideration per share less than the Exercise Price in effect immediately prior to the issuance or sale of such shares on the date immediately prior to the issuance or sale of such shares, or without consideration, then forthwith upon such issuance or sale, the Exercise Price shall (until another such issuance or sale) be reduced to the price (calculated to the nearest full cent) equal to the quotient derived by dividing (i) an amount equal to the sum of (a) the total number of shares of Common Stock outstanding immediately prior to the issuance or sale of such shares, multiplied by the Exercise Price in effect immediately prior to such issuance or sale, and (b) the aggregate of the amount of all consideration, if any, received by the Company upon such issuance or sale, by (ii) the total number of shares of Common Stock outstanding immediately after such issuance or sale; provided, however, that in no event shall the Exercise Price be adjusted pursuant to this computation to an amount in excess of the Exercise Price in effect immediately prior to such computation, except in the case of a combination of outstanding shares of Common Stock, as provided by Section 2.3 hereof.

         For the purposes of any  computation to be made in accordance with this
Section 2.1, the following provisions shall apply:

                           (a) In the event of the issuance or sale of shares of
Common Stock for a consideration, part or all of which shall be cash, the amount of the cash consideration therefor shall be deemed to be the amount of cash received by the Company for such shares (or, if shares of Common Stock are offered by the Company for subscription, the subscription price, or if either of such securities shall be sold to underwriters or dealers for public offering without a subscription offering, the initial public offering price) before deducting therefrom any compensation paid or discount allowed in the sale, underwriting or purchase thereof by underwriters or dealers or others performing similar services, or any expenses incurred in connection therewith.

                           (b) In the event of the  issuance or sale  (otherwise
than as a dividend or other distribution on any stock of the Company) of shares of Common Stock for a consideration part or all of which shall be other than cash, the amount of the consideration therefor other than cash shall be deemed to be the value of such consideration as determined in good faith by the Board of Directors of the Company.

                           (c)  Shares  of  Common  Stock  issuable  by  way  of
dividend or other distribution on any capital stock of the Company shall be deemed to have been issued immediately after the opening of business on the day following the record date for the determination of stockholders entitled to receive such dividend or other distribution and shall be deemed to have been issued without consideration.

                           (d) The reclassification of securities of the Company
other than shares of Common Stock into securities including shares of Common Stock shall be deemed to involve the issuance of such shares of Common Stock for a consideration other than cash immediately prior to the close of business on the date fixed for the determination of security holders entitled to receive such shares, and the value of the consideration allocable to such shares of Common Stock shall be determined as provided in subsection (b) of this Section 2.1.

                           (e) The  number of shares of Common  Stock at any one
time outstanding shall include the aggregate number of shares issued or issuable (subject to readjustment upon the actual issuance thereof) upon the exercise of Common Stock Equivalents.

                  2.2. Options, Rights, Warrants and Convertible and Exchangeable Securities. Subject to Section 2.6 hereof, in the event the Company at any time after the date hereof issues options, rights or warrants to subscribe for shares of Common Stock, or issue any Common Stock Equivalents, for a consideration per share less than the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, or without consideration, the Exercise Price in effect immediately prior to the issuance of such options, rights or warrants, or such convertible or exchangeable securities, as the case may be, shall be reduced to a price determined by making a computation in accordance with the provisions of
Section 2.1 hereof, provided that:

         (a) The aggregate maximum number of shares of Common Stock, as the case may be, issuable under such options, rights or warrants shall be deemed to be issued and outstanding at the time such options, rights or warrants were issued, and for a consideration equal to the minimum purchase price per share provided for in such options, rights or warrants at the time of issuance, plus the consideration (determined in the same manner as consideration received on the issue or sale of shares in accordance with the terms of the Warrants), if any, received by the Company for such options, rights or warrants.

         (b) The aggregate maximum number of shares of Common Stock issuable upon conversion or exchange of any convertible or exchangeable securities shall be deemed to be issued and outstanding at the time of issuance of such securities, and for a consideration equal to the consideration (determined in the same manner as consideration received on the issue or sale of shares of Common Stock in accordance with the terms of the Warrants) received by the Company for such securities, plus the minimum consideration, if any, receivable by the Company upon the conversion or exchange thereof.

              (c) If any change shall occur in the price per share provided for in any of the options, rights or warrants referred to in subsection (a) of this
Section 2.2, or in the price per share at which the securities referred to in subsection (b) of this Section 2.2 are convertible or exchangeable, such options, rights or warrants or conversion or exchange rights, as the case may be, shall be deemed to have expired or terminated on the date when such price change became effective in respect of shares not theretofore issued pursuant to the exercise or conversion or exchange thereof, and the Company shall be deemed to have issued upon such date new options, rights or warrants or convertible or exchangeable securities at the new price in respect of the number of shares issuable upon the exercise of such options, rights or warrants or the conversion or exchange of such convertible or exchangeable securities.

              (d) Calculation of Consideration Received. If any Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor shall be deemed to be the net amount received by the Company therefor. In case any Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of the consideration other than cash received by the Company shall be the fair value of such consideration, except where such consideration consists of securities, in which case the amount of consideration received by the Company shall be the Fair Market Value thereof as of the date of receipt. In case any Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving corporation, the amount of consideration therefor shall be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such Common Stock, Options or Convertible Securities, as the case may be. The fair value of any consideration other than cash or securities shall be determined jointly by the Company and the Registered Holders of Warrants representing a

Majority (as defined in Section 19.4(l)) of the shares of Common Stock obtainable upon exercise of the outstanding Warrants. If such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing a Majority of the shares of Common Stock obtainable upon exercise of the outstanding Warrants. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

              (e) Integrated Transactions. In case any Option is issued in connection with the issue or sale of other securities of the Company, together comprising one integrated transaction in which no specific consideration is allocated to such Options by the parties thereto, the Options shall be deemed to have been issued without consideration.

              (f) Treasury Shares. The disposition of any shares of Common Stock owned or held by or for the account of the Company or any Subsidiary shall be considered an issue or sale of Common Stock.

              (g) Record Date. If the Company takes a record of the holders of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase Common Stock, Options or Convertible Securities, then such record date shall be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase, as the case may be.

         2.3. Subdivision and Combination. In the event the Company shall at any time subdivide or combine the outstanding shares of Common Stock, the Exercise Price shall forthwith be proportionately decreased in the case of subdivision or increased in the case of combination.

         2.4. Adjustment in Number of Securities. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 2, the number of shares of Common Stock of the Company issuable upon the exercise of each Warrant shall be adjusted to the nearest full amount by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock of the Company issuable upon exercise of the Warrants immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

         2.5. Merger or Consolidation. In the event of any consolidation of the Company with, or merger of the Company with, or merger of the Company into, or sale by the Company of all or substantially all of its assets to another corporation or other entity (other than a consolidation or merger which does not result in any reclassification or change of the outstanding Common Stock), the corporation or other entity formed by such consolidation or merger or acquiror of such assets shall execute and deliver to the Registered Holder a supplemental warrant agreement providing that the Registered Holder of each Warrant then outstanding or to be outstanding shall have the right thereafter (until the expiration of such Warrant) to receive, upon exercise of such Warrant, the kind and amount of shares of stock and other securities and property receivable upon such consolidation or merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such consolidation, merger, sale or transfer. Such supplemental warrant agreement shall provide for adjustments which shall be identical to the adjustments provided in Section 2. The above provision of this Subsection shall similarly apply to successive consolidations or mergers.

         2.6. No Adjustment of Exercise Price in Certain Cases. No adjustment of the Exercise Price shall be made:

              (a) Upon the issuance or sale of the Warrants or the shares of Common Stock issuable upon the exercise of the Warrants, or the options, rights and Warrants issued and outstanding on the date hereof, or upon the issuance or sale of any Excluded Securities or of any Common Stock or Common Stock Equivalents issued upon the exercise, conversion or exchange of any Excluded Securities; or

              (b) If the amount of said adjustment shall be less than 1 cent ($.01) per share of Common Stock, provided, however, that in such case any adjustment that would otherwise be required then to be made shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which, together with any adjustment so carried forward, shall amount to at least 1 cent ($.01) per share of Common Stock.

         2.7. Dividends and Other Distributions. In the event that the Company shall at any time prior to the exercise of all Warrants declare a dividend (other than a dividend consisting solely of shares of Common Stock) or otherwise distribute to its stockholders any assets, property, rights, evidences of indebtedness, securities (other than shares of Common Stock), whether issued by the Company or by another, or any other thing of value, the Registered Holders of the unexercised Warrants shall thereafter be entitled, in addition to the shares of Common Stock or other securities and property receivable under the exercise thereof, to receive, upon the exercise of such Warrants, the same property, assets, rights, evidences of indebtedness, securities or any other thing of value that they would have been entitled to receive at the time of such dividend or distribution as if the Warrants had been exercised immediately prior to such dividend or distribution. At the time of any such dividend or distribution, the Company shall make appropriate reserves to ensure the timely performance of the provisions of this Subsection 2.7.

         2.8. Certain Events. If any event occurs of the type contemplated by the provisions of this Section 2 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Board of Directors shall make an appropriate adjustment in the Exercise Price and the number of shares of Common Stock obtainable upon exercise of this Warrant so as to protect the rights of the holders of the Warrants; provided, that no such adjustment shall increase the Exercise Price or decrease the number of shares of Common Stock obtainable as otherwise determined pursuant to this
Section 2.

         2.9. Notices.

              (a) Immediately upon any adjustment of the Exercise Price, the Company shall give written notice thereof to the Registered Holder, setting forth in reasonable detail and certifying the calculation of such adjustment.

              (b) The Company shall give written notice to the Registered Holder at least twenty (20) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon the Common Stock, (B) with respect to any pro rata subscription offer to holders of Common Stock or (C) for determining rights to vote with respect to any Qualified Public Offering, Liquidation Event or other dissolution or liquidation.

              (c) The Company shall also give written notice to the Registered Holders at least twenty (20) days prior to the date on which any Qualified Public Offering, Liquidation Event or other dissolution or liquidation shall take place.

         Section 3. Liquidating Dividends. If the Company declares or pays a dividend upon the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles, consistently applied) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company shall allocate, for the benefit of the Registered Holder of this Warrant, an amount equal to the Liquidating Dividends which would have been payable to such Registered Holder had he, she or it fully exercised this Warrant immediately prior to the record date applicable to such Liquidating Dividends (or if there be no such record date, the date as of which the record holders of Common Stock entitled to such dividends are to be determined), and shall hold such amount, for the benefit of the Registered Holder, pending the exercise or expiration of this Warrant. Thereafter, upon the exercise of this Warrant, from time to time, in addition to the shares of Common Stock purchased upon such exercise, the Company shall pay to the Registered Holder of this Warrant the Liquidating Dividends which pertain to such purchased shares of Common Stock. Upon expiration of this Warrant, any allocated Liquidating Dividends which pertain to shares of Common Stock issuable upon exercise of this Warrant but not so purchased pursuant to exercise will be retained by the Company.

         Section 4. Purchase Rights. If at any time the Company grants, issues or sells any Options, Convertible Securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of Common Stock (the "Purchase Rights"), then the Registered Holder of this Warrant shall be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which such holder could have acquired if such holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights. For the avoidance of doubt, the foregoing shall not apply to either this Warrant or any shares of Common Stock issued upon the exercise of this Warrant in connection with the rights offering that the Company proposes to make following the Tranche II Closing.

         Section 5. Definitions. The following terms have meanings set forth below:

                  "Board of Directors" means the board of directors of the Company.

                  "Business Day" means any day other than a Saturday, a Sunday or a day on which banks in New York City are authorized or obligated by law or executive order to close.

                  "Common Stock" means the Common Stock of the Company, par value $0.001 per share, and except for purposes of the shares obtainable upon exercise of this Warrant, any capital stock of any class of the Company hereafter authorized which is not limited to a fixed sum or percentage of par or stated value in respect to the rights of the holders thereof to participate in dividends or in the distribution of assets upon any liquidation, dissolution or winding up of the Company.

                  "Common Stock Equivalents" means all Options, Convertible Securities and other options, rights or warrants to subscribe for shares of Common Stock or other securities that are exercisable for, convertible into or exchangeable for Common Stock, including without limitation the Company's Class E Preferred Stock and Class F Preferred Stock.

                  "Convertible   Securities"   means  any  stock  or  securities
(directly or indirectly) convertible into or exchangeable for Common Stock.

                  "Exchange Act" means the Securities and Exchange Act of 1934, as amended.

                  "Excluded Securities" means all Common Stock Equivalents issued and outstanding on the date hereof (including without limitation the 1,000,000 Options issued to Dr. Robert J. Min and all additional Options issuable to him pursuant to the Patent Purchase Agreement and the EVLT Promotion Agreement between Diomed, Inc. and Dr. Min), up to 5,400,000 Common Stock Equivalents (expressed on an as-converted into Common Stock basis) issued by the Company pursuant to the 2003 Omnibus Incentive Plan of the Company, as the same may be amended or supplement from time to time, any additional or successor incentive option or other compensatory stock-based plan adopted by the Company and approved by the stockholders of the Company; provided, such Common Stock Equivalents shall be issued in accordance with the terms and conditions of any such plan, together with any Common Stock or Common Stock Equivalents issued pursuant to the exercise, conversion or exchange of any of the foregoing.

                  "Exercise Price" means the price per share of Common Stock set forth herein, as adjusted from time to time pursuant to the provisions of
Section 2.

                  "Fair Market Value" means as to any security, the greater of either (i) the closing price on the day "Fair Market Value" is to be determined or (ii) the average of the closing prices of such security's sales on the New York Stock Exchange, the American Stock Exchange or any
other domestic securities exchanges on which such security may at the time be listed, or, if there have been no sales on any such exchanges on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day such security is not so listed, the average of the representative bid and asked prices quoted in the Nasdaq Stock Market as of 4:00 P.M., New York time, on such day, or, if on any day such security is not quoted on the Nasdaq Stock Market, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau, Incorporated, or any similar successor organization (collectively, a "Securities Exchange"), in each such case averaged over a period of three (3) days consisting of the day as of which "Fair Market Value" is being determined and the two (2) consecutive Business Days prior to such day. If at any time such security is not listed or quoted on any Securities Exchange, the "Fair Market Value" shall be the fair value thereof determined jointly by the Company and the Registered Holders of Warrants representing a Majority of the Common Stock purchasable upon exercise of all the Warrants then outstanding; provided, that if such parties are unable to reach agreement within a reasonable period of time, such fair value shall be determined by an appraiser jointly selected by the Company and the Registered Holders of Warrants representing two-thirds of the Common Stock purchasable upon exercise of all the Warrants then outstanding. The determination of such appraiser shall be final and binding on the Company and the Registered Holders of the Warrants, and the fees and expenses of such appraiser shall be paid by the Company.

                  "Liquidation Event" means (a) the liquidation, dissolution or winding up of the Company, (b) any merger, reorganization or consolidation to which the Company is a party, except for a merger, reorganization or consolidation in which the Company is the surviving Company, the terms of the Warrants or Common Stock are not changed and neither the Warrants nor Common Stock are exchanged for cash, securities or other property, and after giving effect to such merger, reorganization or consolidation, the holders of the Company's outstanding capital stock possessing a majority of the voting power (under ordinary circumstances) to elect a majority of the Board of Directors immediately prior to the merger, reorganization or consolidation shall continue to own the Company's outstanding capital stock possessing the voting power (under ordinary circumstances) to elect a majority of the Board of Directors,
(c) any sale or transfer of more than 50% of the assets of the Company and its Subsidiaries on a consolidated basis (measured either by book value in accordance with generally accepted accounting principles consistently applied or by fair market value determined in the reasonable good faith judgment of the Board of Directors) in any transaction or series of transactions and (d) any sale, transfer or issuance or series of sales, transfers and/or issuances of Common Stock or other securities by the Company or any holders thereof which results in either (i) any Person or group of Persons (as the term "group" is used under the Exchange Act), beneficially owning (as such term is used in the Exchange Act) more than 50% of the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances or (ii) Persons beneficially owning the Common Stock outstanding or on a fully diluted basis at the time of such sale, transfer or issuance or series of sales, transfers and/or issuances beneficially owning less than 50% of the Common Stock outstanding or on a fully diluted basis following such sale, transfer or issuance or series of sales, transfers and/or issuances.

                  "Necessary Approval Date" means the later of (a) the date on which the stockholders of the Company approve the transactions contemplated by that certain Securities Purchase Agreement, dated as of August 8, 2003, by and among the Company and the investors party thereto, and (b) if, and only if, such approval is necessary, the date on which the American Stock Exchange approves the transactions contemplated by such Securities Purchase Agreement.

                  "Options" means any rights or options to subscribe for or purchase Common Stock or Convertible Securities.

                  "Person" means an individual, a partnership,  a joint venture,
a  corporation,   a  limited  liability  company,  a  trust,  an  unincorporated organization and a government or any department or agency thereof.

                  "Qualified Public Offering" means the sale, in an underwritten public offering registered under the Securities Act, of shares of Common Stock having an aggregate value (based on the aggregate proceeds received by the Company in such offering, prior to applicable underwriting discounts or commissions) of at least $20,000,000 million, and which are listed on any securities exchange or quoted on the Nasdaq Stock Market System or the over-the-counter market following such offering.

         Section 6. No Voting Rights; Limitations of Liability. This Warrant shall not have any voting rights. No provision hereof, in the absence of affirmative action by the Registered Holder to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Registered Holder shall give rise to any liability of such Registered Holder for the Exercise Price of Warrant Shares acquirable by exercise hereof or as a stockholder of the Company.

         Section 7. Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed hereon, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of this Warrant with a properly executed Assignment (in the form of Exhibit III hereto) at the principal office of the Company.

         Section 8. Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 9. Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 10. Notices. Except as otherwise expressly provided hereunder, all notices referred to herein shall be in writing and shall be (i) delivered in person, (ii) transmitted by facsimile, (iii) sent by registered or certified mail, postage prepaid with return receipt requested, or (iv) sent by reputable overnight courier service, fees prepaid, to (x) the Company, at its principal executive offices and (y) to any Registered Holder, at such Registered Holder's address as it appears in the records of the Company (unless otherwise indicated by any such Registered Holder). Notices shall be deemed given upon personal delivery, upon receipt of return receipt in the case of delivery by mail, upon acknowledgment by the receiving facsimile or one day following deposit with an overnight courier service.

         Section 11. Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing two-thirds of the shares of Common Stock obtainable upon exercise of outstanding Warrants; provided, that no such action may increase the Exercise Price of the Warrants or decrease the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing 100% of the shares of Common Stock obtainable upon exercise of the Warrants.

         Section 12. Warrant Register. The Company shall maintain at its principal executive offices books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         Section 13. GOVERNING LAW. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS CONFLICT OF LAWS PRINCIPLES. THE PARTIES HERETO FURTHER AGREE AND ACKNOWLEDGE THAT ANY DISPUTE OR CONTROVERSY ARISING OUT OF OR IN ANY MANNER WHATSOEVER RELATING TO THIS WARRANT SHALL BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK LOCATED IN THE STATE OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS WARRANT HEREBY (i) ACCEPTS THE JURISDICTION OF THE AFORESAID COURTS; (ii) IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT OF ANY SUCH COURT WITH RESPECT TO THIS WARRANT; AND (iii) IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE, COURT, ACTION OR PROCEEDING WITH RESPECT TO THIS WARRANT BROUGHT IN ANY SUCH COURT AND FURTHER IRREVOCABLY WAIVES ANY SUCH CLAIM THAT ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

         Section 14. Headings. The headings of the various sections of this Warrant have been inserted for reference only and shall not be deemed to be a part of this Warrant.

         Section 15. Specific Performance. The Company, on the one hand, and the Registered Holder, on the other hand, acknowledge that money damages would not be a sufficient remedy for any breach of this Warrant. It is accordingly agreed that the parties shall be entitled to specific performance and injunctive relief as remedies for any such breach, these remedies being in addition to any of the remedies to which they may be entitled at law or equity.

         Section 16. Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         Section 17. No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Warrant.

         Section 18. Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 19.  Registration Rights.

                  19.1 Registration Under the Securities Act of 1933. The Warrants, and the shares of Common Stock issuable upon exercise of the Warrants, have not been registered under the Securities Act of 1933, as amended (the "Act"). Upon exercise, in part or in whole, of the Warrant certificates representing the shares of Common Stock and any other securities issuable upon exercise of the Warrants or issuable pursuant to this Warrant (the "Warrant Securities") shall bear the following legend:

                  The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be offered or sold except pursuant to (i) an effective registration statement under the Act, (ii) to the extent applicable, Rule 144 under the Act (or any similar rule under such Act relating to the disposition of securities), or
                  (iii) an opinion of counsel, if such opinion shall be reasonably satisfactory to counsel to the issuer, that an exemption from registration under such Act is available.

         19.2 Piggyback Registration. If, at any time commencing after the date hereof and expiring seven (7) years thereafter, the Company proposes to register any of its securities under the Act (other than in connection with a merger or pursuant to Form S-8), it will give written notice by registered mail, at least thirty (30) days prior to the filing of each such registration statement, to the Registered Holder of the Warrants and/or the Warrant Securities of its intention to do so. If the Registered Holder of the Warrants and/or the Warrant Securities notifies the Company within twenty (20) days after receipt of any such notice of its or their desire to include any such securities in such proposed registration statement, the Company shall afford such Registered Holder of the Warrants and/or the Warrant Securities the opportunity to have any such Warrant Securities registered under such registration statement.

         Notwithstanding the provisions of this Section 19.2, the Company shall have the right at any time after it shall have given written notice pursuant to this Section 19.2 (irrespective of whether a written request for inclusion of any such securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

         19.3 Demand Registration.

              (a) At any time commencing after the date hereof and expiring seven (7) years thereafter, the Registered Holder of the Warrants and/or Warrant Securities representing a "Majority" (as hereinafter defined) of such securities (assuming the exercise of all of the Warrants) shall have the right (which right is in addition to the registration rights under Section 19.2 hereof), exercisable by written notice to the Company, to have the Company prepare and file with the Securities and Exchange Commission (the "Commission"), on one occasion, a registration statement and such other documents, including a prospectus, as may be necessary in the opinion of counsel for the Company and counsel for the Registered Holder, in order to comply with the provisions of the Act, so as to permit a public offering and sale of their respective Warrant Securities for nine (9) consecutive months by such Registered Holder and any other Registered Holder of the Warrants and/or Warrant Securities who notify the Company within ten (10) days after receiving notice from the Company of such request.

              (b) The Company covenants and agrees to give written notice of any registration request under this Section 19.3 by any Registered Holder to all other holders of the Warrants and the Warrant Securities within ten (10) days from the date of the receipt of any such registration request.

              (c) In addition to the registration rights under Section 19.2 and subsection (a) of this Section 19.3, at any time commencing after the date hereof and expiring five (5) years thereafter, any Registered Holder of Warrants and/or Warrant Securities shall have the right, exercisable by written request to the Company, to have the Company prepare and file, on one occasion, with the Commission a registration statement so as to permit a public offering and sale for nine (9) consecutive months by any such Registered Holder of its Warrant Securities; provided, however, that the provisions of Section 19.4(b) hereof shall not apply to any such registration request and registration and all costs incident thereto shall be at the expense of the Registered Holder or Registered Holders making such request.

              (d) Notwithstanding anything to the contrary contained herein, if the Company shall not have filed a registration statement for the Warrant Securities within the time period specified in Section 19.4(a) hereof pursuant to the written notice specified in Section 19.3(a) hereof of a Majority of the Registered Holders of Warrants and/or Warrant Securities, the Company agrees that upon the written notice of election of a majority of the holders of the Warrants and/or Warrant Securities it shall repurchase (i) any and all Warrant Securities at the higher of the Fair Market Value per share of Common Stock (x) the date of the notice sent pursuant to Section 19.3(a), or (y) the expiration of the period specified in Section 19.4(a) and (ii) any and all Warrants at such Fair Market Value less the exercise price of such Warrant. Such repurchase shall be in immediately available funds and shall close within two (2) days after the later of (i) the expiration of the period specified in Section 19.4(a), or (ii) the delivery of the written notice of election specified in this Section 19.3(d).

         19.4 Covenants of the Company with Respect to Registration.

         In connection with any registration under Sections 19.2 or 19.3 hereof, the Company covenants and agrees as follows:

              (a) The Company shall use its best efforts to file a registration statement within thirty (30) days of receipt of any demand therefor, shall use its best efforts to have any registration statement declared effective at the earliest possible time, and shall furnish each Registered Holder desiring to sell Warrant Securities such number of prospectuses as shall reasonably be requested.

              (b) The Company shall pay all costs (excluding fees and expenses of more than one counsel for the Registered Holder and any underwriting or selling commissions), fees and expenses in connection with all registration statements filed pursuant to Sections 19.2 and 19.3(a) hereof including, without limitation, the Company's legal and accounting fees, printing expenses, blue sky fees and expenses. The Registered Holder will pay all costs, fees and expenses in connection with any registration statement filed pursuant to Section 19.3(c). If the Company shall fail to comply with the provisions of Section 19.4(a), the Company shall, in addition to any other equitable or other relief available to the Registered Holder, be liable for any and all incidental, special and consequential damages and damages due to loss of profit sustained by the Registered Holder requesting registration of their Warrant Securities.

              (c) The Company will take all necessary action which may be required in qualifying or registering the Warrant Securities included in a registration statement for offering and sale under the securities or blue sky laws of such states as reasonably are requested by the Registered Holder, provided that the Company shall not be obligated to execute or file any general consent to do business under the laws of any such jurisdiction.

              (d) The Company shall indemnify the Registered Holder of the Warrant Securities to be sold pursuant to any registration statement and each person, if any, who controls such Registered Holder within the meaning of
Section 15 of the Act or Section 20(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Act, the Exchange Act or otherwise, arising from such registration statement.

              (e) The Registered Holder of the Warrant Securities to be sold pursuant to a registration statement, and their successors and assigns, shall severally, and not jointly, indemnify the Company, its officers and directors and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20(a) of the Exchange Act, from and against any and all loss, claim, damage, expense or liability (including all expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Act, the Exchange Act or otherwise, arising from information furnished in writing by or on behalf of such Registered Holder, or their successors or assigns, for specific inclusion in such registration statement.

              (f) Nothing contained in this Agreement shall be construed as requiring the Registered Holder to exercise their Warrants prior to the initial filing of any registration statement or the effectiveness thereof.

              (g) The Company shall not permit the inclusion of any securities other than the Warrant Securities to be included in any registration statement filed pursuant to Section 19.3 hereof without the prior written consent of the Registered Holder of the Warrants and Warrant Securities representing a Majority of such securities (assuming an exercise of all of the Warrants).

              (h)  The  Company   shall  furnish  to  each   Registered   Holder
participating in the offering and to each underwriter, if any, a signed counterpart, addressed to such Registered Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), and
(ii) a "cold comfort" letter dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities.

              (i) The Company shall as soon as practicable after the effective date of the registration statement, and in any event within 15 months thereafter, make "generally available to its security holders" (within the meaning of Rule 158 under the Act) an earnings statement (which need not be audited) complying with Section 11(a) of the Act and covering a period of at least 12 consecutive months beginning after the effective date of the registration statement.

              (j) For  purposes  of  this  Agreement,  the  term  "Majority"  in reference to the Registered Holder of Warrants or Warrant Securities, shall mean in excess of fifty percent (50%) of the then outstanding Warrants or Warrant Securities that (i) are not held by the Company, an affiliate, officer, director, creditor, employee or agent thereof or any of their respective affiliates, members of their family, persons acting as nominees or in conjunction therewith, or (ii) have not been resold to the public.

              (k) In addition to the Warrant Securities, upon the written request therefor by any Registered Holder, the Company shall include in the registration statement any other securities of the Company held by such Registered Holder as of the date of filing of such registration statement, including without limitation restricted shares of Common Stock, options, warrants or any other securities convertible into or exchangeable for shares of Common Stock.

         Section 20. Entire Agreement; Modification. This Warrant contains the entire understanding between the parties hereto with respect to the subject matter hereof and may not be modified or amended except by a writing duly signed by the party against whom enforcement of the modification or amendment is sought.

         Section 21. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Warrant. In the event an ambiguity or question of intent or interpretation arises, this Warrant shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Warrant.

                [THE REST OF THIS PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be signed and attested by its duly authorized officers under its corporate seal and to be dated the date hereof.


                                    DIOMED HOLDINGS, INC.


                                    By:    _______________________________
                                           Name:
                                           Title:

                                                                       EXHIBIT I

         [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)]
                 (Exercise and payment by check or securities)

To: Dated:

                  The undersigned, pursuant to the provisions set forth in the attached Warrant (Certificate No. W-____), hereby agrees to subscribe for the purchase of ____________ shares of the Common Stock covered by such Warrant and makes payment herewith in full therefor at the price per share provided by such Warrant.


                         Signature:_________________________________

                         Address:__________________________________

                                                                      EXHIBIT II

        [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.2(a)(iv)(3)]
                               (Cashless Exercise)

         The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant Certificate, to purchase _________________ shares of Common Stock all in accordance with the terms hereof and Section 1.2(a)(iv)(3) of the Warrant Agreement. The undersigned requests that a certificate for such securities be registered in the name of whose address is and that such Certificate be delivered to __________________ whose address is
_____________________.


Dated:


                           Signature _____________________________________

                           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                           -----------------------------------------------------
                           (Insert Social Security or Other
                           Identifying Number of Holder)

                                                                     EXHIBIT III

              [FORM OF ASSIGNMENT PURSUANT TO SECTION 1.2(a)(iii)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

------------------------------------------
(Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints _______________________________ Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

               Signature: ___________________________________

               (Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

               (Insert Social Security or Other Identifying Number of Assignee).